EXHIBIT 10.3

                                   RESTATEMENT OF

                              FIRST COMMERCE CORPORATION

                  SUPPLEMENTAL TAX-DEFERRED SAVINGS TRUST AGREEMENT

               (a) This Restatement of Trust Agreement made this 21st day of February, 1995, by First Commerce Corporation ("Company");

               (b) WHEREAS, Company has adopted a nonqualified deferred compensation plan known as the First Commerce Corporation Tax-Deferred Savings Plan ("Plan");

               (c) WHEREAS, the employers (including the Company) that participate in the Plan (the "Employers") expect to incur liability under the terms of the Plan with respect to their employees who participate in the Plan ("Participating Employees"), as well as the surviving Beneficiaries of deceased Participating Employees;

               (d) WHEREAS, Company, together with First National Bank of Commerce ("Trustee") established on March 27, 1989, a trust, known as the First Commerce Corporation Tax-Deferred Savings Trust (hereafter referred to as the "Trust"), to which the Employers can contribute assets that are held therein, subject to the claims of each Employer's creditors in the event of the Employer's Insolvency, as herein defined, until paid to Participating Employees and Beneficiaries in such manner and at such times as specified in the Plan;

               (e) WHEREAS, it is the intention of the parties that the Trust constitute an unfunded arrangement that does not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

               (f) WHEREAS, it is the intention of the Employers that they will continue to make contributions to the Trust to provide themselves with a source of funds to assist them in meeting their liabilities under the Plan; and

               (g) WHEREAS, the Company, having reserved the power to amend the Trust, now desires to amend and restate the Trust in order to follow more closely the wording of the IRS model form of rabbi trust published at Rev. Proc. 92-64;

               NOW, THEREFORE, the Company, pursuant to its reserved power to amend the Trust, and acting through its undersigned authorized officer by authority of the Board of Directors of the Company, hereby amends and restates the Trust to read in its entirety as follows:

               SECTION 1.  ESTABLISHMENT OF TRUST

               (a) This Trust Agreement, as amended hereafter, shall contain all of the operative provisions of the Trust. Trustee agrees to hold all the current assets of the Trust and all future contributions under the terms and conditions of this Trust Agreement, as it may be amended in the future.

               (b)  The  Trust  is  irrevocable.   For purposes of La. R.S.
          9:1801, every Employer under the Plan is a beneficiary of the Trust.

               (c) The Company intends that the Trust be a grantor trust, of which the Employers are the grantors -- within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended -- and this Trust Agreement shall be construed accordingly.

               (d)  The principal of the  Trust,  and  any earnings thereon shall  be  held  separate  and  apart  from  other funds  of  the
          Employers, and shall be used exclusively for the uses and purposes of Participating Employees and their Beneficiaries, and the general creditors of the Employers, as herein set forth. Participating Employees and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Participating Employees and their Beneficiaries against the Employers. The assets of the Trust will be subject to the claims of an Employer's general creditors under federal and state law in the event of the Employer's Insolvency, as defined in Section 3(a) herein.

               (e) The Employers, in their sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee, to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Participating Employee or Beneficiary shall have any right to compel such additional deposits.

               SECTION 2. PAYMENTS TO PARTICIPATING EMPLOYEES AND THEIR BENEFICIARIES.

               (a) From time to time the Company's Director of Human Resources ("Plan Administrator") shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participating Employee and Beneficiary, that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to Participating Employees and Beneficiaries in accordance with such Payment Schedule. The amount credited to an account under Section 4 to fund the Employers' obligations under the Plan to a specific Participating Employee shall be debited from the account only if the Plan Administrator indicates on the Payment Schedule that the payment is to be made to that Participating Employee or his Beneficiary. Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employers.

               (b) The entitlement of a Participating Employee or Beneficiary to benefits under the Plan shall be determined by the Plan Administrator, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

               (c) An Employer may make payment of benefits directly to Participating Employees and Beneficiaries as they become due under the terms of the Plan. The Company shall notify Trustee of any such direct payments of benefits prior to the time the benefits are payable. In addition, if the assets of the Trust, including any earnings, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Employers shall remain liable under the Plan to make the balance of each such payment as it falls due. Trustee shall notify the Company when the assets of the Trust are not sufficient to make currently due payments.

               SECTION 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN EMPLOYER IS INSOLVENT.

               (a) Trustee shall cease payment of benefits to Participating Employees and their Beneficiaries if any Employer is Insolvent. An Employer shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

               (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of each Employer under federal and state law as set forth below.

               (c) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform Trustee in writing of an Employer's Insolvency. If a person claiming to be a creditor of an Employer alleges in writing to Trustee that the Employer has become Insolvent, Trustee shall determine whether the Employer is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Participating Employees and Beneficiaries out of the Trust.

               (d) Unless Trustee has actual knowledge of an Employer's Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that Employer is Insolvent, Trustee shall have no duty to inquire whether the Employer is Insolvent. Trustee may in all events rely on such evidence concerning the Employer's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning the Employer's solvency.

               (e) If at any time Trustee has determined that an Employer is Insolvent, Trustee shall discontinue payments to Participating Employees and Beneficiaries and shall hold the assets of the Trust for the benefit of the general creditors of the Insolvent Employer. Nothing in this Trust Agreement shall in any way diminish any rights of Participating Employees and Beneficiaries to pursue their rights as general creditors of the Employer with respect to benefits due under the Plan or otherwise.

               (f) Trustee shall resume the payment of benefits to Participating Employees and Beneficiaries out of the Trust in accordance with Section 2 of this Trust Agreement only after Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

               (g) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to
          Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participating Employees and Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to those Participating Employees and Beneficiaries by any Employer in lieu of the payments provided for hereunder during the period of discontinuance.

               SECTION 4.PAYMENTS TO EMPLOYERS.

               Except as provided in Section 3 hereof, no Employer shall have the right or power to direct Trustee to return to the Employer or to divert to others any of the Trust assets before all payment benefits have been paid to Participating Employees and Beneficiaries pursuant to the terms of the Plan.

               SECTION 5.  INVESTMENTS.

               (a) In no event may Trustee acquire any policy of insurance on the life of any individual. Otherwise, Trustee can invest in any assets that are permitted for Louisiana trustees to invest in, including stock or obligations of the Company. All rights associated with assets of the Trust (including the right to vote Company stock) shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Participating Employees or Beneficiaries. The Company, acting through its board of directors or the board's delegate, shall have the right at any time and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held in the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

               (b) An account shall be kept by the Trustee in the name of each Participating Employee under the Plan, to which shall be credited that portion of each contribution which is identified by the Employers as funding their liability under the Plan to that Participating Employee.

               (c) The Trustee may register the assets comprising the Trust in the name of the Trustee or the Trustee's nominee. Further, the Trustee may hold any security in bearer form.

               SECTION 6.  DISPOSITION OF INCOME.

               During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

               SECTION 7.  ACCOUNTING BY TRUSTEE.

               Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Plan Administrator and Trustee. Within thirty days following each Valuation Date under the First Commerce Corporation Tax-Deferred Savings Plan ("401(k) Plan") and within thirty days after the removal or resignation of Trustee, Trustee shall deliver to the Plan Administrator a written account of its administration of the Trust since the preceding Valuation Date, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and  sold  with  the  cost  or  net  proceeds  of  such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust and in each account as of the Valuation Date or the date of such removal or resignation, as the case may be. To the greatest extent practical, the same accounting and valuation methods shall be used to recalculate account balances as are used for the 401(k) Plan.

               SECTION 8.  RESPONSIBILITIES OF TRUSTEE.

               (a) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

               (b) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

               (c)  Trustee  shall  have,  without  exclusion,  all  powers
          conferred   on  Trustees  by  applicable  law,  unless  expressly
          provided otherwise herein.

               (d) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

               SECTION 9.   COMPENSATION AND EXPENSES OF TRUSTEE.

               The Company shall pay all administrative  and Trustee's fees
          and  expenses.   If not so paid, the fees and expenses  shall  be
          paid from the Trust.

               SECTION 10.  RESIGNATION AND REMOVAL OF TRUSTEE.

               (a) Trustee may resign at any time by written notice to the Company's chief executive officer, which shall be effective thirty days after receipt of such notice unless the chief executive officer and Trustee agree otherwise.

               (b) Trustee may be removed by the Company's chief executive officer on thirty days notice or upon shorter notice accepted by the Trustee.

               (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty days after receipt of notice of resignation, removal or transfer, unless the Company's chief executive officer extends the time limit.

               (d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

               SECTION 11.  APPOINTMENT OF SUCCESSOR.

               (a)  If  Trustee  resigns  or is removed, in accordance with
          Section 10(a) or (b) hereof, the Company's chief executive officer shall have the power to appoint a successor Trustee, which appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonable requested by the Company or the successor Trustee to evidence the transfer.

               (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the Successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

               SECTION 12.  AMENDMENT OR TERMINATION.

               (a) This Trust Agreement may be amended by a written instrument approved by the Company's board of directors and executed by its chief executive officer, and accepted by Trustee. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or make the Trust revocable.

               (b) Although the Company intends to continue the Trust in operation indefinitely, the Company nevertheless expressly reserves the right, through its board of directors, to terminate the Trust in whole or in part or discontinue contributions. Upon such a termination, the assets of the Trust shall be distributed to Participating Employees and Beneficiaries as directed by the Plan Administrator, provided that the provisions of Section 3 of this Trust Agreement are not applicable at that time. Any assets remaining after payment of all amounts owed under the Plan and Trust to Participating Employees and Beneficiaries and payment of all Trustee fees and expenses shall be delivered to the Company.

               SECTION 13.  MISCELLANEOUS.

               (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

               (b) Benefits payable to Participating Employees and Beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

               (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

               SECTION 14.  EFFECTIVE DATE.

               This   restated   Trust   Agreement   shall   be   effective
          immediately.



          WITNESSES:                    FIRST COMMERCE CORPORATION


          _____________________________ BY:__________________________



          _____________________________ TITLE:_______________________



                                   ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned  Notary  Public,  personally came and appeared _____________________________, who being by me sworn did  depose  and  state  that  he  signed  the foregoing restated

          Supplemental Tax-Deferred Savings Trust Agreement  as  a free act and  deed  on  behalf  of  First  Commerce  Corporation,  for the purposes therein set forth.



          _________________________________

          SWORN TO AND SUBSCRIBED BEFORE ME

          THIS _____ DAY OF _________, 1995.



          ________________________________
                       NOTARY PUBLIC